SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Scudder California Tax-Free Income Fund          Scudder New York Tax-Free Income Fund

Scudder Emerging Markets Income Fund             Scudder PreservationPlus Income Fund

Scudder Fixed Income Fund                        Scudder S&P 500 Stock Fund

Scudder Florida Tax-Free Income Fund             Scudder Short Duration Fund

Scudder Global Bond Fund                         Scudder Short-Term Bond Fund

Scudder High Income Fund                         Scudder Short-Term Municipal Bond Fund

Scudder High Income Opportunity Fund             Scudder Strategic Income Fund

Scudder Income Fund                              Scudder US Government Securities Fund

Scudder Massachusetts Tax-Free Fund


The following replaces similar information regarding the ability to reduce the front-end sales charge for Class A shares in each fund's prospectus under the heading "Choosing a Share Class -- Class A shares":


You may be able to lower your Class A sales charges if:

o you plan to invest at least $100,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months ("Letter of Intent")

o the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you're investing now in Class A shares is at least $100,000 ("Cumulative Discount")

o you are investing a total of $100,000 or more in Class A shares of several funds on the same day ("Combined Purchases")

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of Additional Information.

You may be able to buy Class A shares without sales charges when you are:

o    reinvesting dividends or distributions

o participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

o exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in the fund

o a current or former director or trustee of the Deutsche or Scudder mutual funds

o an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

For all funds except Scudder Short Duration Fund, Scudder Short-Term Bond Fund and Scudder Short-Term Municipal Bond Fund:

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 0.85% (1.00% for Scudder S&P 500 Stock Fund) on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.





September 28, 2004
SMF-3644